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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 23, 2002

                              PanAmSat Corporation
             (Exact name of registrant as specified in its charter)

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
        Delaware                          0-22531               95-4607698
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)
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       20 Westport Road, Wilton, CT                          06897
   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (203) 210-8000

         (Former name and former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

On December 23, 2002, PanAmSat Corporation (the "Company") announced that its Board of Directors appointed James B. Frownfelter as its new Chief Operating Officer effective January 1, 2003. A copy of the Company's press release with respect to this announcement is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

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
              Exhibit No              Description
              99.1                    Press Release

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       December 23, 2002                  PANAMSAT CORPORATION
                                               Registrant

                                               By:     /s/  Michael J. Inglese
                                                       -----------------------
                                               Name:   Michael J. Inglese

                                               Title:  Executive Vice
                                                       President and Chief
                                                       Financial Officer
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                                  EXHIBIT INDEX

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
              Exhibit No              Description
              99.1                    Press Release

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